AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT

            This Amendment No. 1 to Amended and Restated Loan Agreement (this "Amendment"), dated as of June 7, 2005, is entered into by and among Wheeling Island Gaming, Inc., a Delaware corporation (the "Borrower") and Bank of America, N.A., as Administrative Agent, acting with the consent of the Lenders party to the Loan Agreement referred to below ("Administrative Agent"). Capitalized terms used herein and not otherwise defined are used with the meanings set forth for those terms in the Loan Agreement.

                                    RECITALS

            A. Pursuant to that certain Amended and Restated Loan Agreement dated as of December 14, 2001 (as amended, the "Loan Agreement"), by and among the Borrower, the lenders from time to time party thereto (each a "Lender, and collectively, the "Lenders"), and Administrative Agent, the Lenders have agreed to provide certain credit facilities to the Borrower.

            B. The parties hereto wish to amend the Loan Agreement as provided for herein.

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto hereby agree to amend the Loan Agreement as follows:

                                    AGREEMENT

     1. AMENDMENT TO LEVERAGE RATIO. Section 6.13 of the Loan Agreement is amended to read in full as follows:

      6.13 LEVERAGE RATIO. Permit the Leverage Ratio as of the last day of any Fiscal Quarter described in the matrix set forth below, to exceed the ratio set forth opposite that Fiscal Quarter:


           FISCAL QUARTERS ENDING               MAXIMUM RATIO

           July 3, 2005 through and
           including December 31, 2005            3.10:1.00

           April 3, 2006 and thereafter           2.75:1.00



     2. AMENDMENT TO MAXIMUM CAPITAL EXPENDITURES. Section 6.15(d) of the Loan Agreement is amended, and a new clause (e) is added thereto, to read in full as follows:

      (d) other Capital Expenditures made on or prior to July 3, 2005, provided that the aggregate amount of the other Capital Expenditures made during the Fiscal Quarter ended July 3, 2005 shall not exceed $2,000,000; and

      (e) other Capital Expenditures made after July 3, 2005 in an aggregate amount not to exceed $10,000,000.

     3. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the Administrative Agent's receipt of the following:

          (a) an original of this Amendment, duly executed by the Borrower;

          (b) a Consent of Guarantor, in the form attached hereto as Exhibit A, duly executed by each of the parties thereto;

          (c) a Consent of Lender, in the form attached hereto as Exhibit B, duly executed by each of the Requisite Lenders; and

          (d) such other documents and assurances as the Administrative Agent may require.

     4. REPRESENTATION AND WARRANTY. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing, and that each of the representations and warranties of Borrower set forth in the Loan Agreement is true and correct as of the date hereof (other than those which relate by their terms solely to another date).

     5. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amendment when taken together will be deemed to be but one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   WHEELING ISLAND GAMING, INC.,
                                   a Delaware corporation

                                   By:   /S/DEAN J. LAWRENCE
                                         --------------------------------
                                         Name:  Dean J. Lawrence
                                         Title: V.P. - Finance

                                   BANK OF AMERICA, N.A.,
                                   as Administrative Agent


                                   By:   /S/CHRIS M. LEVINE
                                         --------------------------------
                                         Name:  Chris M. Levine
                                         Title:  Assistant Vice President

                                    EXHIBIT A
                                    ---------

                            FORM OF GUARANTOR CONSENT
                            -------------------------

                              CONSENT OF GUARANTORS

            This Consent of Guarantors is delivered with reference to the Amended and Restated Loan Agreement dated as of December 14, 2001 (as amended, the "Loan Agreement"), by and among the Wheeling Island Gaming, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (each a "Lender, and collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent ("Administrative Agent"). Capitalized terms used but not defined in this Consent of Guarantors have the meanings given to them in the Loan Agreement.

            Each of the undersigned hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to the Amended and Restated Loan Agreement (the "Amendment") by the Borrower, substantially in the form presented to the undersigned as a draft, and agrees that nothing contained therein shall diminish, alter, amend or otherwise affect any of the undersigned's obligations to the Administrative Agent, for the benefit of Lenders, under the Amended and Restated Guaranty dated December 14, 2001 (as amended, the "Guaranty"). Each of the undersigned further confirms that the Guaranty shall continue in full force and effect and agrees that the undersigned shall continue to be liable under such Guaranty in accordance with the terms thereof. Each of the undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Guaranty.

WDRA FOOD SERVICE, INC.,                WHEELING LAND DEVELOPMENT CORP,
a West Virginia corporation             a West Virginia corporation

By:   ______________________________    By: ________________________________
      Name:                                 Name:
      Title:                                Title:


Dated as of: May __, 2005

                                    EXHIBIT B
                                    ---------

                             FORM OF LENDER CONSENT
                             ----------------------

                                CONSENT OF LENDER

            This Consent of Lender is delivered with reference to the Amended and Restated Loan Agreement dated as of December 14, 2001 (as amended, the "Loan Agreement"), by and among the Wheeling Island Gaming, Inc., a Delaware corporation, the lenders from time to time party thereto (each a "Lender, and collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent ("Administrative Agent"). Capitalized terms used but not defined in this Consent of Lender have the meanings given to them in the Loan Agreement.

            The undersigned Lender hereby consents to the execution, delivery and performance of the proposed Amendment No. 1 to the Amended and Restated Loan Agreement (the "Amendment") by the Administrative Agent on behalf of the Lenders, substantially in the form presented to the undersigned as a draft.


----------------------------------------
      [Typed/Printed Name of Lender]

By:   ----------------------------------
      Name:
      Title:

Dated as of: May __, 2005

                                       1